                                 HomeSeekers.com

           Unaudited Pro Forma Combined Condensed Financial Statements


The following unaudited pro forma combined condensed financial statements give effect to the merger of HomeSeekers.com, Incorporated ("HomeSeekers") and Information Solutions Group, Inc. ("ISG") pursuant to the Agreement and Plan of Merger (the "Merger"). The unaudited pro forma combined condensed balance sheet gives effect to the Merger as if it occurred on March 31, 2000. The unaudited pro forma combined condensed statement of operations gives effect to the Merger as if it occurred on July 1, 1998.

The pro forma combined condensed financial statements are based on the historical financial statements of HomeSeekers and ISG, giving effect to the Merger applying the purchase method of accounting and the assumptions and adjustments as discussed in the accompanying notes to the pro forma combined condensed financial statements. The pro forma combined condensed financial statements for the year ended June 30, 1999 have been prepared by HomeSeekers' management based upon the audited consolidated financial statements of HomeSeekers for the year then ended and the unaudited financial statements of ISG for the year then ended. The pro forma combined condensed financial statements as of and for the nine months ended March 31, 2000 have been prepared by HomeSeekers management based upon the unaudited consolidated financial statements of HomeSeekers and the unaudited financial statements of ISG as of March 31, 2000 and for the nine months then ended.

The Merger will be accounted for using the purchase method of accounting. The unaudited pro forma combined condensed financial statements have been prepared on the basis of assumptions described in the notes thereto and include assumptions relating to the allocation of the consideration paid for the assets and liabilities of ISG based on preliminary estimates of their fair value. The actual allocation of such consideration may differ materially from that reflected in the unaudited pro forma combined condensed financial statements. In the opinion of HomeSeekers, all adjustments necessary to present fairly the unaudited pro forma condensed combined financial statements have been made based on the proposed terms and structure of the Merger.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated on July 1, 1998 or March 31, 2000, respectively, nor is it necessarily indicative of future operating results or financial position.

These pro forma combined condensed financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of HomeSeekers and ISG incorporated by reference and included herein, respectively.

                                 HomeSeekers.com

                        Unaudited Pro Forma Balance Sheet

                                 March 31, 2000
                                 (in thousands)

                                                                                                Pro Forma
                                                                             Pro Forma          Combined
                                            HomeSeekers         ISG         Adjustments     Reflecting Merger
                                           --------------- -------------- ----------------- ------------------
ASSETS
Current assets:
   Cash and cash equivalents                 $    6,327      $        5     $        -          $    6,332
   Accounts receivable, net                       2,029             153              -               2,182
   Accounts receivable, related parties              83               -              -                  83
   Prepaid expenses                                 658               -              -                 658
                                           --------------- -------------- ----------------- ------------------
                                                  9,097             158              -               9,255
                                           --------------- -------------- ----------------- ------------------

Investments, related party stock                    861               -              -                 861
Other investments                                 5,730               -              -               5,730
Property and equipment, net                       4,572              75              -               4,647
Goodwill and other intangible assets, net        15,461               -          6,024 (A)          21,485
Other assets                                         60               -              -                  60
                                           --------------- -------------- ----------------- ------------------
                                             $   35,781      $      233     $    6,024          $   42,038
                                           =============== ============== ================= ==================

LIABILITIES AND STOCKHOLDERS' EQUITY
   (DEFICIT)
Current liabilities:
   Accounts payable                          $      452      $      248     $        -          $      700
   Accrued liabilities                            3,263              83            100 (B)           3,446
   Current portion of capital lease
     obligations                                     99              22              -                 121
   Line of credit                                     -              35              -                  35
   Notes payable                                  1,097               -              -               1,097
   Deferred revenue                               5,110             413              -               5,523
                                           --------------- -------------- ----------------- ------------------
Total current liabilities                        10,021             801            100              10,922

Capital lease obligations                             -              48              -                  48
Deferred revenue                                    196               -              -                 196

Stockholders' equity (deficit):
   Common stock                                      18               8             (8)(A)              18
   Additional paid in capital                    53,950             226          5,082 (A)          59,258
   Deferred stock compensation                        -            (169)           169 (A)               -
   Notes receivable, officer/stockholder           (320)              -              -                (320)
   Accumulated deficit                          (27,933)           (681)           681 (A)         (27,933)
   Unrealized loss on securities                   (151)              -              -                (151)
                                           --------------- -------------- ----------------- ------------------
Total stockholders' equity (deficit)             25,564            (616)         5,924              30,872
                                           --------------- -------------- ----------------- ------------------

                                             $   35,781      $      233     $    6,024          $   42,038
                                           =============== ============== ================= ==================

(A) Reflects the allocation of the purchase price, based on estimated fair values, to the historical ISG balance sheet. The adjustment includes approximately $4.6 million of goodwill and approximately $1.5 million of other intangible assets. The adjustment also reflects the elimination of the ISG stockholders' equity accounts. The increase in additional paid-in capital reflects the value of the shares to be issued by HomeSeekers to ISG stockholders.
(B) Reflects estimated costs attributable to the transaction for HomeSeekers ($0.1 million).

                                 HomeSeekers.com

                   Unaudited Pro Forma Statement of Operations

                    For the nine months ended March 31, 2000
                    (In thousands, except share and per share
                                    amounts)

                                                                                                    Pro Forma
                                                                                 Pro Forma          Combined
                                             HomeSeekers          ISG           Adjustments     Reflecting Merger
                                           ---------------- ----------------- ----------------- ------------------
Revenues                                     $      4,312     $      2,384      $          -       $     6,696
Costs and expenses:
   Cost of sales                                    1,189            1,393                 -             2,582
   Operating expenses                               8,326            1,469             1,049 (A)        10,844
                                           ---------------- ----------------- ----------------- ------------------
     Total costs and expenses                       9,515            2,862             1,049            13,426
                                           ---------------- ----------------- ----------------- ------------------

Loss from operations                               (5,203)            (478)           (1,049)           (6,730)

Other income (expense):
   Interest expense                                    (8)              (7)                -               (15)
   Investment income                                   53                2                 -                55
   Other gain                                          56                -                 -                56
   Minority interest income                             1                -                 -                 1
                                           ---------------- ----------------- ----------------- ------------------
     Total other income (expense)                     102               (5)                -                97
                                           ---------------- ----------------- ----------------- ------------------
     Net loss                                      (5,101)            (483)           (1,049)           (6,633)

Other comprehensive income                             83                -                 -                83
                                           ---------------- ----------------- ----------------- ------------------
     Net comprehensive loss                  $     (5,018)    $       (483)     $     (1,049)      $    (6,550)
                                           ================ ================= ================= ==================

Basic and diluted net loss per common
   share                                     $      (0.29)                      $      (0.08)(B)   $     (0.37)
                                           ================                   ================= ==================

Shares used in the calculation of basic
   and diluted net loss per common share       17,665,329                            279,582 (B)    17,944,911
                                           ================                   ================= ==================

(A) Reflects the amortization of goodwill and other intangible assets identified in the purchase price allocation.

(B) Reflects the shares of HomeSeekers common stock issued in the transaction and the increase in net loss per common share for the net loss of ISG.

                                 HomeSeekers.com

                   Unaudited Pro Forma Statement of Operations

                        For the year ended June 30, 1999
               (in thousands, except share and per share amounts)

                                                                                              Pro Forma
                                                                            Pro Forma          Combined
                                            HomeSeekers         ISG        Adjustments    Reflecting Merger
                                           --------------- -------------- --------------- -------------------
Revenues                                     $    3,419      $    1,718     $       -        $     5,137
Costs and Expenses:
   Cost of sales                                    567             821             -              1,388
   Operating expenses                             8,009           1,060         1,398 (A)         10,467
                                           --------------- -------------- --------------- -------------------
     Total costs and expenses                     8,576           1,881         1,398             11,855
                                           --------------- -------------- --------------- -------------------

Loss from operations                             (5,157)           (163)       (1,398)            (6,718)

Other income (expense)
   Interest expense                                 (31)              -             -                (31)
   Investment income                                192               -             -                192
   Gain on sale of marketable securities            200               -             -                200
   Other                                            (44)              -             -                (44)
                                           --------------- -------------- --------------- -------------------
     Total other income                             317               -             -                317
                                           --------------- -------------- --------------- -------------------

Loss before provision for income taxes           (4,840)           (163)       (1,398)            (6,401)

Income tax expense                                   (2)              -             -                 (2)
                                           --------------- -------------- --------------- -------------------

Net loss                                         (4,842)           (163)       (1,398)            (6,403)
Dividends on preferred stock                       (595)              -             -               (595)
                                           --------------- -------------- --------------- -------------------
                                           --------------- -------------- --------------- -------------------
Net loss attributable to common
   stockholders                              $   (5,437)     $     (163)    $  (1,398)       $    (6,998)
                                           =============== ============== =============== ===================

Basic and diluted net loss per common
   share                                     $    (0.53)                    $   (0.14)(B)    $     (0.67)
                                           ===============                =============== ===================

Shares used in the calculation of basic
   and diluted net loss per common share     10,235,286                       279,582 (B)     10,514,868
                                           ===============                =============== ===================

(A) Reflects the amortization of goodwill and other intangible assets identified in the purchase price allocation.

(B) Reflects the shares of HomeSeekers common stock issued in the transaction and the increase in net loss per common share for the net loss of ISG.

                             HomeSeekers.com

                      Notes to Unaudited Pro Forma
                Combined Condensed Financial Statements

NOTE 1

The unaudited pro forma combined condensed balance sheet of HomeSeekers and ISG has been prepared as if the Merger, which is being accounted for as a purchase, was completed as of March 31, 2000. Based on an average of closing prices per share of HomeSeekers common stock just prior to and after April 3, 2000 (the agreement and announcement date of the merger) such balance sheet reflects the conversion of ISG common stock outstanding as of March 31, 2000 (906,137 shares) into approximately 280,000 shares of HomeSeekers common stock valued at $4.2 million. The terms of the Merger Agreement provide for additional shares to be issued in the event that ISG revenues exceed certain targeted levels. This additional value has been estimated at $0.9 million based upon current revenue levels of ISG, and is subject to further adjustment. The aggregate purchase price to be allocated to the acquired assets and goodwill is estimated to be approximately $6.3 million, consisting of the following:

         HomeSeekers common stock                                           $      5,100
         Liabilities assumed                                                       1,100
         Estimated transaction costs                                                 100
                                                                         ------------------
                                                                            $      6,300
                                                                         ==================

A summary of the purchase price allocation is as follows:

         Tangible assets acquired                                           $        200
         Goodwill                                                                  4,600
         Customer list                                                             1,000
         Assembled workforce                                                         500
                                                                         ------------------
                                                                            $      6,300
                                                                         ==================

The allocation of the ISG purchase price is preliminary and is based on management's estimate of the fair value of the assets, goodwill and other intangible assets acquired. The final allocation of the purchase price could be materially different from the current estimate.

The goodwill will be amortized over 5 years from the date of acquisition. The other intangibles will be amortized over a useful life of 3 years.

NOTE 2

The unaudited pro forma combined condensed statements of operations of HomeSeekers and ISG have been prepared as if the Merger was completed as of July 1, 1998, and reflects the amortization of goodwill and other intangible assets for the year ended June 30, 1999 and the nine months ended March 31, 2000.

NOTE 3

The shares used in computing the unaudited pro forma combined net loss per share for the year ended June 30, 1999 and the nine months ended March 31, 2000 are based upon the historical weighted average common shares outstanding adjusted to reflect the issuance, as of July 1, 1998, of approximately 280,000 shares of HomeSeekers common stock as described in Note 1.